Exhibit 24

POWER OF ATTORNEY AND SIGNATURES

Know all persons by the presents, that each person whose signature appears below constitutes and appoints Larry F. Mazza or Eric L. Tichenor or either of them, as attorney-in-fact, with each having the power of substitution, for him or her in any and all capacities, to sign any amendment to this Form 10-K and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 10-K has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

/s/ Larry F. Mazza	Date: April 16, 2013
Larry F. Mazza, President and CEO

/s/ Eric L. Tichenor	Date: April 16, 2013
Eric L. Tichenor, Senior Vice President and CFO

/s/ Stephen R. Brooks	Date: April 16, 2013
Stephen R. Brooks, Director

/s/ Joseph P. Cincinnati	Date: April 16, 2013
Joseph P. Cincinnati, Director

/s/ Berniece D. Collis	Date: April 16, 2013
Berniece D. Collis, Director

/s/ H. Edward Dean, III	Date: April 16, 2013
H. Edward Dean, III, Director

/s/ James R. Martin	Date: April 16, 2013
James R. Martin, Director

/s/ Barbara A. McKinney	Date: April 16, 2013
Barbara A. McKinney, Director

/s/ Saad Mossallati	Date: April 16, 2013
Saad Mossallati, Director

/s/ Kelly R. Nelson	Date: April 16, 2013
Kelly R. Nelson, Director

/s/ Leonard W. Nossokoff	Date: April 16, 2013
Leonard W. Nossokoff, Director

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/s/ J. Christopher Pallotta	Date: April 16, 2013
J. Christopher Pallotta, Director

/s/ Nitesh S. Patel	Date: April 16, 2013
Nitesh S. Patel, Director

/s/ Louis W. Spatafore	Date: April 16, 2013
Louis W. Spatafore, Director

/s/ Richard L. Toothman	Date: April 16, 2013
Richard L. Toothman, Director

/s/ Michael F. Trent	Date: April 16, 2013
Michael F. Trent, Director

/s/ Roger J. Turner	Date: April 16, 2013
Roger J. Turner, Director

/s/ Samuel J. Warash	Date: April 16, 2013
Samuel J. Warash, Director

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